Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Vance D. Coffman	February 25, 2005
VANCE D. COFFMAN
Chairman and Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ E.C. “Pete” Aldridge, Jr.	February 25, 2005
E.C. “PETE” ALDRIDGE, JR.
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald	February 25, 2005
NOLAN D. ARCHIBALD
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Norman R. Augustine	February 25, 2005
NORMAN R. AUGUSTINE
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marcus C. Bennett	February 25, 2005
MARCUS C. BENNETT
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.	February 24, 2005
JAMES O. ELLIS, JR.
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King	February 25, 2005
GWENDOLYN S. KING
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale	February 25, 2005
DOUGLAS H. MCCORKINDALE
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eugene F. Murphy	February 25, 2005
EUGENE F. MURPHY
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston	February 25, 2005
JOSEPH W. RALSTON
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens	February 25, 2005
ANNE STEVENS
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James R. Ukropina	February 25, 2005
JAMES R. UKROPINA
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas C. Yearley	February 25, 2005
DOUGLAS C. YEARLEY
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens	February 25, 2005
ROBERT J. STEVENS
President, Chief Executive Officer and Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher E. Kubasik	February 25, 2005
CHRISTOPHER E. KUBASIK
Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rajeev Bhalla	February 24, 2005
RAJEEV BHALLA
Vice President and Controller